                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------


               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022


                              -------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 1995

                               -----------------

TO THE SHAREHOLDERS:


    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Thursday, September 21, 1995 commencing at 10:00 a.m.


    The meeting is being held to consider and vote on the following proposals:


    1.  Election of two Directors of the Fund.



    2. Ratification of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending May 31, 1996.


    3. Such other matters as may properly come before the meeting or any adjournment thereof.


    The close of business on July 12, 1995 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the meeting.



    This notice and related proxy material are first being mailed on or about July 28, 1995.


                                          By order of the Board of Directors,

                                                          [sig]

                                                   MICHAEL A. PIGNATARO
                                                        SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.


Dated: July 28, 1995
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022


                              -------------------


                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                             ON SEPTEMBER 21, 1995

                               -----------------


    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 on Thursday, September 21, 1995 and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. The Fund has retained MacKenzie Partners, Inc. ("MacKenzie") for proxy solicitation services for which it will be paid a fee of approximately $3,000 and will be reimbursed for its reasonable expenses. Proxy solicitations will be made primarily by mail, but solicitations may also be made by MacKenzie, as well as by officers or employees of the Fund, BEA Associates ("BEA"), the investment adviser to the Fund, and Bear Stearns Funds Management Inc., U.S. administrator of the Fund (the "U.S. Administrator"), by telephone, telegraph or personal interviews. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about July 28, 1995.



    The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The U.S. Administrator has its principal executive office at 245 Park Avenue, 8th Floor, New York, New York 10167.



    The Fund's Annual Report containing audited financial statements for the fiscal year ended May 31, 1995 is concurrently being furnished to the shareholders of the Fund. The report is not to be regarded as proxy-soliciting material.


    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director and FOR Proposal 2 stated in the accompanying Notice of Annual Meeting. Any shareholder giving a Proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy while Proposal 2 requires for approval the vote of a majority of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.


    The Fund has one class of shares of capital stock consisting of common stock, par value $.001 per share (the "Shares"). On July 12, 1995, the record date, 8,434,919 Shares of the Fund were issued and outstanding.


    Shares of the Fund are entitled to one vote each at the Meeting and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented, you are requested to:

    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;

    -- allow sufficient time for the Proxy to be received on or before 10:00 a.m. on September 21, 1995.



                       PROPOSAL 1: ELECTION OF DIRECTORS



    The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund to serve until the 1998 Annual Meeting of Shareholders. Each of the nominees, if elected, will hold office for a term of three years and until his successor is elected and qualified. The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.



    Peter A. Gordon, a director whose current term expires on the date of this Meeting, has been nominated for a three-year term to expire at the 1998 Annual Meeting of Shareholders.



    Martin M. Torino, a director whose current term does not expire until the 1997 Annual Meeting of Shareholders, has also been nominated for a three-year term to expire at the 1998 Annual Meeting of Shareholders so as to maintain the classes of directors as nearly equal in number as possible, as required by the Fund's Articles of Incorporation.

    Each of the nominees has indicated his intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the table below. Messrs. Bassini and Sigg are interested persons of the Fund by virtue of their positions as directors and officers of BEA.



    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, the directors of the Fund and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group, owns less than one percent of the outstanding Shares of the Fund.



                                                                                         LENGTH OF
                                                                                        SERVICE AS
                                                               CURRENT PRINCIPAL       DIRECTOR AND
                                              SHARES              OCCUPATION              TERM OF        MEMBERSHIP ON BOARDS
                                           BENEFICIALLY    AND PRINCIPAL EMPLOYMENT     MEMBERSHIP        OF OTHER REGISTERED
                                             OWNED ON        DURING THE PAST FIVE       ON BOARD OF    INVESTMENT COMPANIES AND
               NAME (AGE)                  JULY 12, 1995             YEARS               THE FUND       PUBLICLY HELD COMPANIES
- - ----------------------------------------  ---------------  -------------------------  ---------------  -------------------------
Emilio Bassini* (45) ...................          3,970    Member of the Executive    Since 1992;      Director of seven other
  153 E. 53rd Street                                       Committee, Chief Finan-    current term     BEA-advised investment
  New York, NY 10022                                       cial Officer and           ends at the      companies.
                                                           Executive Director of BEA  1996 annual
                                                           (formerly Basic            meeting
                                                           Appraisals, Inc. and BEA
                                                           Associates, Inc.)
                                                           (1984-present).

James J. Cattano (51) ..................              0    President, Atlantic        Since 1994;      Director of six other
  80 Field Point Road                                      Fertilizer & Chemical      current term     BEA-advised investment
  Greenwich, CT 06830                                      Company (an international  ends at the      companies.
                                                           trading company            1997 annual
                                                           specializing in the sale   meeting
                                                           of agricultural
                                                           commodities in Latin
                                                           American markets)
                                                           (10/91-present);
                                                           President, Diamond
                                                           Fertiliser & Chemical
                                                           Corporation, a subsidiary
                                                           of Norsk Hydro A.S. (a
                                                           Norwegian agriculture,
                                                           oil and gas, light metals
                                                           and petro-chemical
                                                           company) (1/84-10/91).

Peter A. Gordon (53) ...................              0    General Partner of Ethos   Since 1992;      Director of TCS Fund,
  152 W. 57th Street                                       Capital Management;        current term     Inc.; Director of five
  New York, NY 10019                                       Managing Director of Sal-  ends at the      other BEA-advised in-
                                                           omon Brothers Inc          1995 annual      vestment companies;
                                                           (1981-6/92).               meeting          Director of the Mills
                                                                                                       Corporation.

                                                                                         LENGTH OF
                                                                                        SERVICE AS
                                                               CURRENT PRINCIPAL       DIRECTOR AND
                                              SHARES              OCCUPATION              TERM OF        MEMBERSHIP ON BOARDS
                                           BENEFICIALLY    AND PRINCIPAL EMPLOYMENT     MEMBERSHIP        OF OTHER REGISTERED
                                             OWNED ON        DURING THE PAST FIVE       ON BOARD OF    INVESTMENT COMPANIES AND
               NAME (AGE)                  JULY 12, 1995             YEARS               THE FUND       PUBLICLY HELD COMPANIES
- - ----------------------------------------  ---------------  -------------------------  ---------------  -------------------------
George W. Landau (75) ..................          1,000    Chairman of the Latin      Since 1992;      Director of six other
  Two Grove Isle Drive                                     American Advisory Board    current term     BEA-advised investment
  Coconut Grove, FL 33133                                  of the Coca-Cola Corpo-    ends at the      companies;
                                                           ration and Senior Advisor  1996 annual      Director of Emigrant
                                                           of Coca-Cola Internation-  meeting          Savings Bank; Director of
                                                           al (1988-present); Presi-                   GAM Funds, Inc.
                                                           dent of the Americas So-
                                                           ciety and Council of the
                                                           Americas (7/85-10/93);
                                                           United States Ambassador
                                                           to Venezuela (1982-1985);
                                                           United States Ambassador
                                                           to Chile (1977-1982) and
                                                           United States Ambassador
                                                           to Paraguay (1972-1977).

Daniel H. Sigg* (39) ...................              0    Member of the Executive    Since 1994;      Director of eight other
  153 East 53rd Street                                     Committee and Managing     current term     BEA-advised investment
  New York, NY 10022                                       Director of BEA            ends at the      companies.
                                                           (9/90-present); Head of    1997 annual
                                                           International Equity       meeting
                                                           Sales and Trading at
                                                           Swiss American Securities
                                                           (1987-9/90).

Martin M. Torino (45) ..................              0    Executive Director of TAU  Since 1992;      Director of five other
  Reconquista 365, 9th Fl.                                 S.A. (a commodities        current term     BEA-advised investment
  Capital Federal 1003                                     trading firm) (11/90-pre-  ends at the      companies.
  Buenos Aires, Argentina                                  sent); President of DYAT   1997 annual
                                                           S.A. (10/93-present); Ex-  meeting
                                                           ecutive Vice President of
                                                           Louis-Dreyfus Sugar Co.
                                                           (1/84-5/91).

All directors and officers                        4,970
  as a group (11 persons, including the
  foregoing) ...........................

    During the fiscal year ended May 31, 1995, each director who is not a director, officer, partner, co-partner or employee of BEA, the U.S. Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by the Fund during the fiscal year ended May 31, 1995 to all such unaffiliated directors was $30,000. During the fiscal year ended May 31, 1995, the Board convened 11 times. Each director except Mr. Sigg attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served.



    The Fund's Audit Committee is composed of directors who are not interested persons of the Fund. Messrs. Cattano, Gordon, Landau and Torino are the members of the Audit Committee. The Audit Committee of the Fund convened twice during the fiscal year 1995. The Audit Committee of the Fund advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Fund does not have a compensation committee.



    Section 16(a) of the Securities Exchange Act of 1934 requires a Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that for the fiscal year ended May 31, 1995, all filings applicable to such persons were complied with, except that an Initial Statement of Beneficial Ownership of Securities on Form 3 was filed late by each of the following individuals: James Cattano and Daniel Sigg (directors of the Fund); Lloyd Baskin, Henry Klein, Robert Margolin, Paul P. Stamler and Lynn Zabner (officers or employees of the Fund or BEA).



    The following table shows certain information about officers of the Fund other than Mr. Bassini and Mr. Sigg, who are described above. Mr. Bassini is Chairman of the Board, President and Chief Investment Officer of the Fund and Mr. Sigg is Senior Vice President of the Fund. Mr. Bassini, Mr. Playfair and Mr. Pignataro have held their respective offices since the commencement of the Fund's operations. Mr. Sigg and Mr. Stamler have been Senior Vice Presidents of the Fund since April 1993 and July 1993, respectively. Ms. Manney has been Vice President and Treasurer of the Fund since October 1992 and Mr. Klein has been Vice President of the Fund since February 1995.

    Each officer will hold his office until a successor has been elected. All officers of the Fund are employees of and are compensated by BEA. The Fund has no bonus, profit sharing, pension or retirement plans.



                                               SHARES
                                            BENEFICIALLY                                   CURRENT PRINCIPAL OCCUPATION
                                              OWNED ON                                       AND PRINCIPAL EMPLOYMENT
            NAME                   AGE      JULY 12, 1995      POSITION WITH FUND           DURING THE PAST FIVE YEARS
- - -----------------------------      ---      -------------  --------------------------  ------------------------------------

Piers Playfair ..............          36         0        Executive Vice President    Managing Director of BEA
  153 E. 53rd Street                                         and Investment Officer    (12/94-present); Senior Vice
  New York, NY 10022                                                                   President   of   BEA   (9/90-12/94);
                                                                                       Director  of Equity  Capital Markets
                                                                                       Group, Salomon Brothers Inc
                                                                                       (1985-1990).

Paul P. Stamler .............          34         0        Senior Vice President       Vice  President  of  BEA  (6/93-pre-
  153 E. 53rd Street                                                                   sent);  self-employed as a certified
  New York, NY 10022                                                                   public accountant (4/92-5/93);  Vice
                                                                                       President  of  Bear,  Stearns  & Co.
                                                                                       Inc. (6/88-3/92).

Henry Klein .................          32         0        Vice President              Vice   President   of   BEA   (3/93-
  153 E. 53rd Street                                                                   present);    Associate   at   Lehman
  New York, NY 10022                                                                   Brothers, Inc.
Michael A. Pignataro ........          35         0        Chief Financial Officer     Assistant Vice  President and  Chief
  153 E. 53rd Street                                         and Secretary             Administrative Officer for
  New York, NY 10022                                                                   Investment Companies of BEA
                                                                                       (formerly Basic Appraisals, Inc. and
                                                                                       BEA Associates, Inc.)
                                                                                       (9/89-present).

Rachel D. Manney ............          28         0        Vice President and          Assistant  Vice  President  and  Ad-
  153 E. 53rd Street                                         Treasurer                 ministrative Officer for  Investment
  New York, NY 10022                                                                   Companies   of  BEA  (4/92-present);
                                                                                       Senior  Associate   at   Coopers   &
                                                                                       Lybrand (certified public
                                                                                       accountant) (1989-1992).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended May 31, 1995. None of the Fund's executive officers and directors who are also officers or directors of BEA received any compensation from the Fund for such period.



                                                          PENSION OR                            TOTAL
                                                          RETIREMENT        ESTIMATED     COMPENSATION FROM     TOTAL NUMBER OF
                                                           BENEFITS          ANNUAL            FUND AND            BOARDS OF
                                           AGGREGATE      ACCRUED AS        BENEFITS         FUND COMPLEX         BEA-ADVISED
                                         COMPENSATION       PART OF           UPON             PAID TO            INVESTMENT
           NAME OF DIRECTOR                FROM FUND     FUND EXPENSES     RETIREMENT         DIRECTORS        COMPANIES SERVED
- - ---------------------------------------  -------------  ---------------  ---------------  ------------------  -------------------

James J. Cattano ......................     $7,500                 0                0         $   51,500                   7
Peter A. Gordon .......................     $7,500                 0                0         $   44,500                   6
George W. Landau ......................     $7,500                 0                0         $   51,500                   7
Martin M. Torino ......................     $7,500                 0                0         $   44,500                   6



THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.


                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS


    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as independent public accountants of the Fund for the present fiscal year ending May 31, 1996. At a meeting held on May 16, 1995, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of Coopers & Lybrand for the fiscal year ending May 31, 1996. Coopers & Lybrand has been independent public accountants for the Fund since commencement of operations of the Fund, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.


THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND AS INDEPENDENT PUBLIC ACCOUNTANTS.

                             ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT UPON REQUEST TO THE FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, ATTENTION: INVESTOR RELATIONS, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

          PROPOSAL 3: OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.


    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 1996 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than March 30, 1996. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $1,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.


SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                               THE EMERGING MARKETS
                                                TELECOMMUNICATIONS
                                                    FUND, INC.


                   -------------------------------------------------------------

                                                       THIS  PROXY  IS SOLICITED  ON BEHALF  OF  THE BOARD  OF DIRECTORS
                                                       The  undersigned  hereby  appoints  Messrs.  Emilio  Bassini  and
                                                       Michael  A. Pignataro as Proxies, each  with the power to appoint
  THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.   his substitute, and  hereby authorizes them  to represent and  to
                        PROXY                          vote,  as designated  below, all  shares of  The Emerging Markets
                                                       Telecommunications Fund, Inc. (the  "Fund") that the  undersigned is  entitled to  vote at  the annual  meeting of  shareholders on
                                                       Thursday, September 21, 1995, and at any adjournment thereof.


- - --------------------------------------------------------------------------------


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                               "FOR" PROPOSAL 2.

- - --------------------------------------------------------------------------------


PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:     FOR nominees listed      WITHHOLD AUTHORITY
                                                              (except as marked to the     to vote for the
                                                                   contrary below)             nominees
                                Peter A. Gordon                          / /                     / /
                                Martin M. Torino



(Instruction: To withhold authority for any individual, write the individual's name on the line provided below.)


- - --------------------------------------------------------------------------------


PROPOSAL 2--TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC          FOR      AGAINST    ABSTAIN
ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING MAY 31, 1996:                               / /        / /        / /
PROPOSAL  3--TO CONSIDER AND ACT  UPON SUCH OTHER MATTERS AS  MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENTS THEREOF.


                  (CONTINUED--SIGNATURE REQUIRED ON NEXT PAGE)

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                  Date: ________________________________________________________
                  ______________________________   _____________________________
                  Signature                    Print Name
                  ______________________________   _____________________________
                  Signature if held jointly       Print Name